Exhibit 10.1

MUTUAL TERMINATION AGREEMENT

This MUTUAL TERMINATION AGREEMENT, dated as of December 12, 2024 (this “Agreement”), is entered into by and among Fortune Rise Acquisition Corporation, a Delaware corporation (“FRLA”), Water on Demand, Inc., a Texas corporation (the “Company” and together with FRLA, the “Parties”).

WHEREAS, the Parties previously entered into that certain business combination agreement (the “Business Combination Agreement”), dated October 24, 2023, by and among FRLA, the Company and FRLA Merger Sub, Inc., a Delaware corporation; and

WHEREAS, pursuant to Section 7.1(a) of the Business Combination Agreement, the Parties desire to terminate the Business Combination Agreement by mutual written consent of FRLA and the Company, as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Business Combination Agreement.

2. Termination of the Business Combination Agreement. In accordance with Section 7.1(a) of the Business Combination Agreement, effective immediately, the Business Combination Agreement is hereby terminated, and the transactions contemplated thereby are hereby terminated in accordance with its terms.

3. Further Assurances. The Parties hereby agree to execute and deliver, and to cause their respective representatives and Affiliates to execute and deliver, from time to time, such additional documents, conveyances or other assurances reasonably necessary to carry out the intent of this Agreement.

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

FORTUNE RISE ACQUISITION CORP.

By:	/s/ Ryan Spick
Name: Ryan Spick
Title: Principal Executive Officer

WATER ON DEMAND, INC.

By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry
Title: Chief Executive Officer

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